Exhibit (a)(39)

Rule 3.19A.3

Appendix 3Z

Final Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX’s property and may be made public.

 Introduced 30/9/2001.

Name of entity	RINKER GROUP LIMITED

ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.3 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of director	DAVID VINCENT CLARKE

Date of last notice	4 May 2007

Date that director ceased to be director	19 June 2007

Part 1 — Director’s relevant interests in securities of which the director is the registered holder

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

 Note: In the case of a company, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Number & class of securities

Other than as set out below, there has been no change in relevant interest since the filing of the last Appendix 3Y on 4 May 2007.

Consistent with their prior announcement, all outgoing directors are in the process of accepting, or will be accepting, the CEMEX offer in respect of all of their Rinker shareholdings.

Following registration of acceptances under the CEMEX offer, all outgoing directors will cease to have an interest in Rinker shares.

1

Part 2 — Director’s relevant interests in securities of which the director is not the registered holder

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Name of holder & nature of interest	Number & class of securities
Note: Provide details of the circumstances giving rise to
the relevant interest

See above.

Part 3 — Director’s interests in contracts

Detail of contract	N/A

Nature of interest

Name of registered holder (if issued securities)

No. and class of securities to which interest relates

2

Rule 3.19A.3

Appendix 3Z

Final Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX’s property and may be made public.

 Introduced 30/9/2001.

Name of entity	RINKER GROUP LIMITED
ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.3 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of director	JACK EDWARD THOMPSON

Date of last notice	30 May 2006

Date that director ceased to be director	19 June 2007

Part 1 — Director’s relevant interests in securities of which the director is the registered holder

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Number & class of securities

Other than as set out below, there has been no change in relevant interest since the filing of the last Appendix 3Y on 30 May 2006.

Consistent with their prior announcement, all outgoing directors are in the process of accepting, or will be accepting, the CEMEX offer in respect of all of their Rinker shareholdings.

Following registration of acceptances under the CEMEX offer, all outgoing directors will cease to have an interest in Rinker shares.

1

Part 2 — Director’s relevant interests in securities of which the director is not the registered holder

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Name of holder & nature of interest	Number & class of securities
Note: Provide details of the circumstances giving rise to the relevant interest

See above.

Part 3 — Director’s interests in contracts

Detail of contract	N/A

Nature of interest

Name of registered holder
(if issued securities)

No. and class of securities to which
interest relates

2

Rule 3.19A.3

Appendix 3Z

Final Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX’s property and may be made public.

Introduced 30/9/2001.

Name of entity	RINKER GROUP LIMITED
ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.3 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of director	JOHN LINDSAY ARTHUR
Date of last notice	19 October 2006
Date that director ceased to be director	19 June 2007

Part 1 — Director’s relevant interests in securities of which the director is the registered holder
In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Number & class of securities

Other than as set out below, there has been no change in relevant interest since the filing of the last Appendix 3Y on 19 October 2006.

Consistent with their prior announcement, all outgoing directors are in the process of accepting, or will be accepting, the CEMEX offer in respect of all of their Rinker shareholdings.

Following registration of acceptances under the CEMEX offer, all outgoing directors will cease to have an interest in Rinker shares.

1

Part 2 — Director’s relevant interests in securities of which the director is not the registered holder

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Name of holder & nature of interest Note: Provide details of the circumstances giving rise to the relevant interest See above.	Number & class of securities

Part 3 — Director’s interests in contracts

Detail of contract	N/A
Nature of interest
Name of registered holder (if issued securities)
No. and class of securities to which interest relates

2

Rule 3.19A.3

Appendix 3Z

Final Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX’s property and may be made public.

Introduced 30/9/2001.

Name of entity	RINKER GROUP LIMITED
ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.3 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of director	JOHN POWELL MORSCHEL
Date of last notice	19 October 2006
Date that director ceased to be director	19 June 2007

Part 1 — Director’s relevant interests in securities of which the director is the registered holder
In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Number & class of securities

Other than as set out below, there has been no change in relevant interest since the filing of the last Appendix 3Y on 19 October 2006.

Consistent with their prior announcement, all outgoing directors are in the process of accepting, or will be accepting, the CEMEX offer in respect of all of their Rinker shareholdings.

Following registration of acceptances under the CEMEX offer, all outgoing directors will cease to have an interest in Rinker shares.

1

Part 2 — Director’s relevant interests in securities of which the director is not the registered holder

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Name of holder & nature of interest Note: Provide details of the circumstances giving rise to the relevant interest See above.	Number & class of securities

Part 3 — Director’s interests in contracts

Detail of contract	N/A
Nature of interest
Name of registered holder (if issued securities)
No. and class of securities to which interest relates

2

Rule 3.19A.3

Appendix 3Z

Final Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX’s property and may be made public.

Introduced 30/9/2001.

Name of entity	RINKER GROUP LIMITED
ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.3 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of director	JOHN WEIR INGRAM
Date of last notice	19 October 2006
Date that director ceased to be director	19 June 2007

Part 1 — Director’s relevant interests in securities of which the director is the registered holder
In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Number & class of securities

Other than as set out below, there has been no change in relevant interest since the filing of the last Appendix 3Y on 19 October 2006.

Consistent with their prior announcement, all outgoing directors are in the process of accepting, or will be accepting, the CEMEX offer in respect of all of their Rinker shareholdings.

Following registration of acceptances under the CEMEX offer, all outgoing directors will cease to have an interest in Rinker shares.

1

Part 2 — Director’s relevant interests in securities of which the director is not the registered holder

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Name of holder & nature of interest Note: Provide details of the circumstances giving rise to the relevant interest See above.	Number & class of securities

Part 3 — Director’s interests in contracts

Detail of contract	N/A
Nature of interest
Name of registered holder (if issued securities)
No. and class of securities to which interest relates

2

Rule 3.19A.3

Appendix 3Z

Final Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX’s property and may be made public.

Introduced 30/9/2001.

Name of entity	RINKER GROUP LIMITED
ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.3 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of director	MARSHALL McALLISTER CRISER
Date of last notice	17 October 2006
Date that director ceased to be director	19 June 2007

Part 1 — Director’s relevant interests in securities of which the director is the registered holder
In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Number & class of securities Other than as set out below, there has been no change in relevant interest since the filing of the last Appendix 3Y on 17 October 2006.
Consistent with their prior announcement, all outgoing directors are in the process of accepting, or will be accepting, the CEMEX offer in respect of all of their Rinker shareholdings.

Following registration of acceptances under the CEMEX offer, all outgoing directors will cease to have an interest in Rinker shares.

1

Part 2 — Director’s relevant interests in securities of which the director is not the registered holder

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Name of holder & nature of interest Note: Provide details of the circumstances giving rise to the relevant interest	Number & class of securities

See above.

Part 3 — Director’s interests in contracts

Detail of contract	N/A
Nature of interest
Name of registered holder (if issued securities)
No. and class of securities to which interest relates

2

Rule 3.19A.3

Appendix 3Z

Final Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX’s property and may be made public.

Introduced 30/9/2001.

Name of entity	RINKER GROUP LIMITED
ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.3 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of director	WALTER LEON REVELL
Date of last notice	2 December 2003
Date that director ceased to be director	19 June 2007

Part 1 — Director’s relevant interests in securities of which the director is the registered holder
In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Number & class of securities

Other than as set out below, there has been no change in relevant interest since the filing of the last Appendix 3Y on 19 October 2006.

Consistent with their prior announcement, all outgoing directors are in the process of accepting, or will be accepting, the CEMEX offer in respect of all of their Rinker shareholdings.

Following registration of acceptances under the CEMEX offer, all outgoing directors will cease to have an interest in Rinker shares.

1

Part 2 — Director’s relevant interests in securities of which the director is not the registered holder

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Name of holder & nature of interest Note: Provide details of the circumstances giving rise to the relevant interest See above.	Number & class of securities

Part 3 — Director’s interests in contracts

Detail of contract	N/A
Nature of interest
Name of registered holder (if issued securities)
No. and class of securities to which interest relates

2